Exhibit 10.6


                                  IDACORP, Inc.
                2000 Long-Term Incentive and Compensation Plan
             Restricted Stock Awards (time vesting) to NEOs Chart

Name                        Title                            Grant
----                        -----                            -----

Jan B. Packwood             President and Chief              9,529 Shares
                            Executive Officer,
                            IDACORP and Chief
                            Executive Officer, Idaho
                            Power

J. LaMont Keen              Executive Vice President,        4,675 Shares
                            IDACORP and President and
                            Chief Operating Officer,
                            Idaho Power

Darrel T. Anderson          Senior Vice President -          1,613 Shares
                            Administrative Services
                            and Chief Financial
                            Officer, IDACORP and
                            Idaho Power

Thomas R. Saldin            Senior Vice President,           1,681 Shares
                            General Counsel and
                            Secretary, IDACORP and
                            Idaho Power

James C. Miller             Senior Vice President of         1,815 Shares
                            Power Supply, Idaho Power

A. Bryan Kearney            Vice President and Chief           973 Shares
                            Information Officer,
                            IDACORP and Idaho Power